UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2018

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 23, 2018, the Audit and Compliance Committee of the Board of Directors (the “Committee”) of LivaNova PLC (the “Company”) dismissed PricewaterhouseCoopers SpA, an Italian entity (“PwC Italy”), as the Company’s independent registered public accounting firm and separately approved the appointment of PricewaterhouseCoopers LLP, a Delaware limited liability partnership (“PwC USA”). This decision was made by the Committee in connection with the Company’s restructuring and centralization of its accounting and tax functions in its Houston office.

The reports of PwC Italy on the Company’s financial statements for each of the years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During each of the years ended December 31, 2017 and 2016 and during the subsequent interim period through March 23, 2018:

•
there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions to Item 304) between the Company and PwC Italy on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC Italy’s satisfaction would have caused PwC Italy to make reference to the subject matter of the disagreement(s) in connection with its report and

•	there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished PwC Italy with a copy of the statements made in this Item 4.01 prior to the time this Current Report on Form 8-K was filed with the United States Securities Commission ("SEC"). The Company requested that PwC Italy furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.

A copy of PwC Italy’s letter, dated March 26, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

PwC USA participated in a portion of the audit of the Company’s consolidated financial statements for the years ended December 31, 2017 and December 31, 2016. During the Company’s two most recent years ended December 31, 2017 and December 31, 2016 and in the subsequent interim period through March 23, 2018, other than in the normal course of the audit, neither we nor anyone on our behalf consulted with PwC USA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided that PwC USA concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions to Item 304) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

16.1	Letter from PricewaterhouseCooper SpA to the Securities and Exchange Commission, dated March 26, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: March 26, 2018	By:/s/ Catherine Moroz
Name: Catherine Moroz
Title: Company Secretary